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                                                                   EXHIBIT 10.27

                                    2BRIDGE

                      RESTRICTED STOCK PURCHASE AGREEMENT

     THIS AGREEMENT is made as of, March 8, 2000, between 2Bridge, a California corporation (the "Company") and Milton Berlinksi (the "Purchaser").

     WHEREAS the Purchaser is a director of the Company and the Purchaser's participation is considered by the Company to be important for the Company's growth; and

     WHEREAS in order to give the Purchaser an opportunity to acquire an equity interest in the Company as an incentive for the Purchaser to participate in the affairs of the Company, the Company is willing to sell to the Purchaser and the Purchaser desires to purchase shares of Common Stock of the Company according to the terms and conditions contained herein.

     THEREFORE, the parties agree as follows:

     1.   Sale of Stock.  The Company hereby agrees to sell to the Purchaser and
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the Purchaser hereby agrees to purchase an aggregate of 400,000 shares of the
Company's Common Stock (the "Shares"), at the price of $3.50 per share for an aggregate purchase price of $1,400,000.

     2.   Closing.  The purchase and sale of the Shares shall be made in one or
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more closings, the first of which will take place at 10:00 a.m. on March 8,
2000, at the offices of Wilson Sonsini Goodrich & Rosati, 650 Page Mill Road, Palo Alto, California, or such other place and/or other date or dates as the Company and the Purchaser mutually agree (which time and place are designated the "Closing"). At the Closing, the Company will deliver to the Purchaser a certificate representing the Shares which the Purchaser is purchasing against delivery to the Company by the Purchaser of the applicable purchase price set forth in Section 1 herein.

     3.   Stop-Transfer Notices.  (a) Purchaser agrees that, in order to ensure
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compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

               (b) The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     4.   Purchaser Representations.  In connection with the purchase of the
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Shares, the Purchaser represents to the Company the following:

               (a) Investment Intent; Capacity to Protect Interests.
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          (i)   The Purchaser is acquiring the Shares solely for his own account for investment and not with a view to or for sale in connection with any distribution of the Shares or any portion thereof and not with any present intention of selling, offering to sell or otherwise disposing of or distributing the Shares or any portion thereof in any transaction other than a transaction exempt from registration under the Securities Act of 1933, as amended (the "Act"). The Purchaser also represents that the entire legal and beneficial interest of the Shares is being acquired by, and will be held for, the Purchaser's account only, and neither in whole or in part for any other person.

          (ii) The Purchaser either has a pre-existing business or personal relationship with the Company or any of its officers, directors or controlling persons or by reason of the Purchaser's business or financial experience, or the business or financial experience of the Purchaser's professional advisors who are unaffiliated with and who are not compensated by the Company or any affiliate or selling agent of the Company, directly or indirectly, could be reasonably assumed to have the capacity to evaluate the merits and risks of an investment in the Company and to protect the Purchaser's own interests in connection with this transaction.

          (iii) The Purchaser represents that he is an "accredited investor" under the Act and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the Purchaser's prospective investment in the Company.

     (b) Economic Risk.  The Purchaser realizes that the acquisition of the
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Shares will be a highly speculative investment and involves a high degree of risk, and the Purchaser is able, without significantly impairing his financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss of the Purchaser's investment.

     (c) Restricted Securities.  The Purchaser understands and acknowledges
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that:

          (i) the Shares have not been registered under the Act, and the Shares must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available (such as Rule 144);

          (ii) the share certificate representing the Shares will be stamped with the legends specified in paragraph 6 hereof; and

          (iii) the Company will make a notation in its records of the aforementioned restrictions on transfer and legends.

     (d) Disposition under the Act. The Purchaser understands that the Shares
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are restricted securities within the meaning of Rule 144 promulgated under the
Act; that the exemption from registration under Rule 144 will not be available in any event for at least one year after the later of the date the Shares were sold by the Company or the date the Shares were sold by an affiliate of the Company, within the meaning of Rule 144, and even then will not be available unless adequate information concerning the Company is then available to the public and other terms and conditions of Rule 144 are complied with; and that any sale of the Shares may be made only in limited amounts

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in accordance with such terms and conditions. There can be no assurance that the requirements of Rule 144 will be met, or that the Shares will ever be saleable.

          (e) Further Limitations on Disposition.  Without in any way limiting
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his representations set forth above, the Purchaser further agrees that the
Purchaser shall in no event make any disposition of all or any portion of the Shares unless and until (i) there is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with said Registration Statement, (ii) the resale provisions of Rule 144(k) are available in the opinion of counsel to the Company or (iii) (A) the Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, (B) the Purchaser shall have furnished the Company with an opinion of the Purchaser's counsel to the effect that such disposition will not require registration of such stock under the Act and (C) such opinion of the Purchaser's counsel shall have been concurred in by counsel for the Company, and the Company shall have advised the Purchaser of such concurrence.

     5.   Company Representations.  In connection with its sale of the Shares,
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the Company hereby represents and warrants to the Purchaser the following:

          (a) Corporate Organization and Authority.  The Company: (i) is a
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corporation duly organized, validly existing, authorized to exercise all its corporate powers, rights and privileges, and in good standing in the State of California, and (ii) has the corporate power and authority to (A) own and operate its properties, (B) carry on its business as now conducted and as proposed to be conducted, (C) execute and deliver this Agreement, (D) issue and sell the Shares hereunder, (E) carry out the provisions of this Agreement.

          (b) Authorization.  All action on the part of the Company, its
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officers, directors and shareholders necessary for the authorization, execution, delivery and performance of all obligations under this Agreement and for the authorization, sale, issuance and delivery of the Shares has been taken. When executed and delivered, this Agreement will constitute a legally valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent that such enforcement may be subject to applicable federal or state bankruptcy, insolvency, reorganization, arrangement, moratorium, fraudulent conveyance or other laws or court decisions relating to or affecting the rights of creditors generally, and such enforcement may be limited by equitable principles of general applicability.

          (c) Validity of Shares.  The Shares are duly authorized and, when
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issued, sold and delivered in accordance with the terms of and for the consideration expressed in this Agreement, will be duly and validly issued (including, without limitation, issued in compliance with applicable federal and state securities laws), fully-paid and non-assessable and will be free and clear of all preemptive rights, rights of first refusal, liens, charges, restrictions, claims and encumbrances imposed by or through the Company, except as specifically set forth in the Articles of Incorporation of the Company (the "Articles") or in this Agreement.

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          (d) No Conflict with other Instruments.  The execution, delivery and
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performance of this Agreement will not result in any event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operation of any of its assets or properties or result in any violation of, be in conflict with, or constitute a default under: (i) any provision of the Articles or the Company's Bylaws; (ii) any provision of any judgment, decree or order to which the Company is a party or by which it is found; (iii) any mortgage, indenture, license, contract, obligation or commitment to which the Company is a party or by which it is bound; or (iv) any statute, rule or governmental regulation applicable to the Company.

          (e) Private Offering  The Company agrees that neither the Company nor
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anyone acting on its behalf will offer any of the Shares or any similar securities for issuance or sale to, or solicit any offer to acquire any of the same from, anyone in such a way as to make the issuance and sale of the Shares subject to the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act").

          (f) Governmental Consents.  No consent, approval, order or
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authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the Company's valid execution and delivery of this Agreement, or the offer, sale or issuance of the Shares or the consummation of any other transaction contemplated hereby, except for the filing of a Form D notice under Regulation D of the Securities Act, and any other post-sale filings required by applicable state securities laws. The offer, sale and issuance of the Shares in conformity with the terms of this Agreement are exempt from the registration requirements of Section 5 of the Securities Act and from the qualification requirements of applicable state securities laws, assuming the accuracy of the representations and warranties of the Purchaser as set forth in
Section 4 of this Agreement.

     6.   Conditions of Purchaser's Obligations at Closing.  The obligations of
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 the Purchaser under Sections 1 and 2 of this Agreement are subject to the fulfillment at or before the Closing of each of the following conditions, any of which may be waived in writing by the Purchaser:

            (a) Representations and Warranties.  The representations and
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warranties of the Company contained in Section 5 of this Agreement will be true, correct and complete on and as of the Closing with the same effect as if made on and as of such Closing.

            (b) Performance.  The Company will have performed or fulfilled all
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agreements, obligations and conditions contained herein required to be performed or fulfilled by the Company at or before the Closing.

            (c) Blue Sky Compliance.  The Company will have complied with and be
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effective under all state securities or Blue Sky laws applicable to the offer and sale of the Shares to the Purchaser.

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          (d) Proceedings Satisfactory:  Compliance Certificate.  All
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corporate and legal proceedings taken by the Company in connection with the transactions contemplated by this Agreement and all documents and papers relating to such transactions will be satisfactory to the Purchaser, in the reasonable exercise of the judgment of the Purchaser.

          (e) Consents, Permits, and Waivers.  The Company shall have obtained
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any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement (except for such as may be properly obtained subsequent to the Closing).

     7.   Conditions of the Company's Obligations at Closing.  The obligations
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of the Company under Sections 1 and 2 of this Agreement are subject to the fulfillment at or before the Closing of each of the following conditions, any of which may be waived in writing by the Company:

          (a) Representations and Warranties.  The representations and
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warranties of the Purchaser contained in Section 4 will be true on and as of the
Closing with the same effect as though said representations and warranties had been made on and as of the Closing.

          (b) Performance.  The Purchaser will have performed or fulfilled all
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agreements, obligations and conditions contained herein required to be performed or fulfilled by the Purchaser at or before the Closing, including without limitation delivery to the Company of the purchase price for the Shares as set forth in Section 2 above.

          (c) Blue Sky Compliance.  The Company will have complied with and be
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effective under the securities laws of the State of California and any other applicable state as necessary to offer and sell the Shares to the Purchaser.

     8.   Stock Certificate Legends.  The share certificate evidencing the
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Shares issued hereunder shall be endorsed with the following legends:

          (a) THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISPOSITION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

          (b) THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE RESTRICTED STOCK PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY. SUCH TRANSFER RESTRICTIONS AND RIGHT OF REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

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          (c) Any legend required by any applicable state securities laws.

     9.   Market Stand-Off Agreement.  The Purchaser hereby agrees, if so
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requested by the managing underwriters in such offering, that, without the prior written consent of such managing underwriters, the Purchaser will not offer, sell, contract to sell, grant any option to purchase, make any short sale or otherwise dispose of or make a distribution of any capital stock of the Company held by or on behalf of the Purchaser or beneficially owned by the Purchaser in accordance with the rules and regulations of the Securities and Exchange Commission for a period of up to 180 days after the effective date of the registration statement relating to the Company's initial public offering.

     10.  Adjustment for Stock Split.  All references to the number of Shares
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and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock split, stock dividend or other change in the Shares which may be made by the Company after the date of this Agreement.

     11.  Tax Consequences.  The Purchaser has reviewed with the Purchaser's own
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tax advisors the federal, state, local and foreign tax consequences of this investment and the transactions contemplated by this Agreement. The Purchaser is relying solely on such advisors and not on any statements or representations of the Company or any of its agents. The Purchaser understands that the Purchaser (and not the Company) shall be responsible for the Purchaser's own tax liability that may arise as a result of this investment or the transactions contemplated by this Agreement.

     12.  Expenses.  The Company will pay reasonable fees and expenses of one
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special counsel to the Purchaser up to a maximum of $2,000.

     13.  Registration Rights.  To the extent permitted by Section 1.12 under
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the Rights Agreement (as defined below), the parties agree, after the Closing, to execute an Investors' Rights Agreement in the form of Exhibit A attached hereto.

     14.  General Provisions.
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              (a)  This Agreement shall be governed by the laws of the State of
California as they apply to contracts entered into and wholly to be performed in such state. This Agreement represents the entire agreement between the parties with respect to the purchase of Common Stock by the Purchaser and may only be modified or amended in writing signed by both parties.

               (b) Any dispute, claim or controversy of any kind (including but not limited to tort, contract and statute) arising under, in connection with, or relating to this Agreement shall at the request of either party be resolved exclusively by binding arbitration in, San Francisco, California in accordance with the Commercial rules of the American Arbitration Association then in effect. The Purchaser and the Company agree to waive any objection to personal jurisdiction or venue in any forum located in, San Francisco, California. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

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          (c) Any notice, demand or request required or permitted to be given by either the Company or the Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered personally or deposited in the U.S. mail, First Class with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Agreement or such other address as a party may request by notifying the other in writing.

          (d) The rights and benefits of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of the Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

          (e) Either party's failure to enforce any provision or provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party thereafter from enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

          (f) Each of the parties hereto agree upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

          (g) Purchaser has reviewed this Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of this Agreement.

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     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the day and year first set forth above.

2BRIDGE,                            PURCHASER:
 a California corporation



By:__________________________       _______________________________
   Name:                            Milton Berlinski
   Title:


                                    _______________________________
                                    (Address)


                                    _______________________________

                                    _______________________________

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